                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       INVESCO Treasurer's Series Trust
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------

      5) Total fee paid:

      ------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid: ___________________________________________
      2) Form, Schedule or Registration Statement No.: _____________________
      3) Filing Party: _____________________________________________________
      4) Date Filed: _______________________________________________________

[INVESCO LOGO APPEARS HERE]


                                  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                                    INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND
                            (each a series of INVESCO Treasurer's Series Trust)
                                                                 March 23, 1999
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Dear Shareholder:

  The attached proxy materials seek your approval to convert each of INVESCO Treasurer's Money Market Reserve Fund ("Money Fund") and INVESCO Treasurer's Tax-Exempt Reserve Fund ("Tax-Exempt Fund") (each a "Fund" or collectively, the "Funds"), each a series of INVESCO Treasurer's Series Trust ("Treasurer's Series Trust"), into portfolios of INVESCO Treasurer's Series Funds, Inc. to make certain changes in the fundamental policies of those Funds, to approve the proposed Investment Advisory Agreement with INVESCO Funds Group, Inc. ("INVESCO"), to elect trustees of Treasurer's Series Trust, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of both Funds.

  Your board of trustees unanimously recommends a vote FOR all proposals. The conversion of the Funds to portfolios of INVESCO Treasurer's Series Funds, Inc., will streamline and render more efficient the administration of the Funds. The changes to the fundamental policies of the Funds have been approved by the board of trustees in order to simplify and modernize the Funds' fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed conversion, as well as the proposed changes in fundamental policies, adviser, and the other matters you are being asked to vote upon.

  Your vote is important no matter how many shares you own. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                        Very truly yours,

                                        /s/ Mark H. Williamson

                                        Mark H. Williamson
                                        President
                                        INVESCO Treasurer's Series Trust

9968

                                  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                                    INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND
                            (each a series of INVESCO Treasurer's Series Trust)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 May 20, 1999

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To The Shareholders:

  NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of the INVESCO Treasurer's Money Market Reserve Fund ("Money Fund") and INVESCO Treasurer's Tax-Exempt Reserve Fund ("Tax-Exempt Fund") (each a "Fund" or collectively, the "Funds"), each a series of INVESCO Treasurer's Series Trust ("Treasurer's Series Trust"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

  1. To approve an Agreement and Plan of Conversion and Termination providing for the conversion of Money Fund from a series of Treasurer's Series Trust into a separate series of INVESCO Treasurer's Series Funds, Inc. and the conversion of Tax-Exempt Fund from a series of Treasurer's Series Trust into a separate series of INVESCO Treasurer's Series Funds, Inc.;

  2. To approve certain changes to the fundamental investment restrictions of each Fund;

  3. To approve the proposed Investment Advisory Agreement with INVESCO Funds Group, Inc.;

  4. To elect trustees of Treasurer's Series Trust;

  5. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a Fund at the close of business on March 12, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary


March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine, or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares that are held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

   Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                                    INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND
                            (each a series of INVESCO Treasurer's Series Trust)
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                            7800 East Union Avenue
                            Denver, Colorado 80237
                          (Toll Free) 1-800-646-8372

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                                 May 20, 1999

                              VOTING INFORMATION

  This Proxy Statement is being furnished to shareholders of INVESCO Treasurer's Money Market Reserve Fund ("Money Fund") and INVESCO Treasurer's Tax-Exempt Reserve Fund ("Tax-Exempt Fund") (each a "Fund" or collectively, the "Funds"), each a series of INVESCO Treasurer's Series Trust ("Treasurer's Series Trust"), in connection with the solicitation of proxies from shareholders of the Funds by the Board of Trustees of the Treasurer's Series Trust ("Board") for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to shareholders on or about March 23, 1999.

  For each Fund, a majority of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Treasurer's Series Trust prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

  As of the Record Date, Money Fund had 48,943,401.650 shares of common stock outstanding and Tax-Exempt Fund had 36,236,120.740 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO") and half by the Funds, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, who will be paid fees and expenses of up to approximately $4,678.00 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted at the Meeting by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  Copies of the most recent annual and semi-annual reports, including financial statements, of Money Fund and Tax-Exempt Fund have previously been delivered to their respective shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

  Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of either Fund. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Fund.

  Vote Required. Approval of Proposal 1 with respect to either Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund. Approval of Proposals 2 or 3 with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that Proposals 2 or 3 must be approved by the lesser of (i) 67% of a Fund's shares present at a Meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. A plurality of the votes cast at the Meeting is sufficient to approve Proposal 4. Approval of Proposal 5 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

   PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
     ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF MONEY FUND FROM A SEPARATE SERIES OF TREASURER'S SERIES TRUST TO A SEPARATE SERIES OF A
  MARYLAND CORPORATION (INVESCO TREASURER'S SERIES FUNDS, INC.) AND PROVIDING FOR THE CONVERSION OF TAX-EXEMPT FUND FROM A SEPARATE SERIES OF TREASURER'S SERIES TRUST TO A SEPARATE SERIES OF INVESCO TREASURER'S SERIES FUNDS, INC.

  Each Fund is presently organized as a series of Treasurer's Series Trust. The Board, including a majority of its trustees who are not "interested persons," as that term is defined in the 1940 Act, of either Treasurer's Series Trust, INVESCO, or INVESCO Capital Management, Inc. ("ICM") ("Independent Trustees"), has unanimously approved the Conversion Plan in the form attached to this Proxy Statement as Appendix B. The Conversion Plan provides for the conversion of Money Fund from a separate series of Treasurer's Series Trust, a Massachusetts business trust, to a newly established separate series ("Money New Series") of INVESCO Treasurer's Series Funds, Inc. ("Treasurer's Series Funds"), a Maryland corporation ("Money Fund Conversion"). The Conversion Plan also provides for the conversion of Tax-Exempt Fund from a separate series of Treasurer's Series Trust to a newly established separate series ("Tax-Exempt New Series" and, together with Money New Series, "New Series") of Treasurer's Series Funds ("Tax-Exempt Fund Conversion" and, together with Money Fund Conversion, "Conversions"). Treasurer's Series Funds is referred to herein as the "Company." The proposed Conversions will have no material effect on shareholders, officers, operations or the management of either Fund.

  Money New Series and Tax-Exempt New Series, neither of which has yet commenced business operations and each of which was established for the purpose of effecting the Conversions, will carry on the business of Money Fund and Tax-Exempt Fund, respectively, following the Conversions and will have investment objectives, policies and restrictions identical to those of Money Fund and Tax-Exempt Fund, respectively. The investment objectives, policies and restrictions of each Fund will not change except as approved by the shareholders of each Fund as described in Proposal 2 of this Proxy Statement. Except as described in Appendix C, the rights of the shareholders of each Fund under state law and its governing documents are expected to remain unchanged after the Conversions. Shareholder voting rights with respect to Treasurer's Series Trust and the Company are currently based on the number of shares owned. The same individuals serve as trustees of Treasurer's Series Trust and directors of the Company.

  ICM (or INVESCO if the shareholders of each Fund approve Proposal 3 herein), the investment adviser to the Funds ("investment adviser"), will be responsible for providing the New Series with various administrative services and supervising the daily business affairs of the New Series, subject to the supervision of the board of directors of the Company, under management contracts substantially identical to the contracts in effect between ICM and each Fund immediately prior to the consummation of the Conversions. The distribution agent for the Funds, IDI, will distribute shares of each New Series under General Distribution Agreements substantially identical to the contracts in effect between IDI and each Fund immediately prior to the consummation of the Conversions.

Reasons for the Proposed Conversions

  The Board unanimously recommends conversion of each Fund to a separate series of the Company (i.e., to the applicable New Series). These proposed conversions are part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. The Conversions are part of a general plan to convert all of the INVESCO Funds into Maryland corporations, which should facilitate administration of the Funds. Moving each Fund from Treasurer's Series Trust to a series of the Company will also consolidate and streamline the production and mailing of certain financial reports and legal documents. The proposed Conversions will have no material effect on shareholders, officers, operations or the management of either Fund.

  The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Trustees, on February 3, 1999. The Board recommends that shareholders of Money Fund vote FOR approval of the Conversion Plan and that shareholders of Tax-Exempt Fund vote FOR approval of the Conversion Plan, each as described below. With respect to shareholders of each Fund, such a vote encompasses approval of both: (i) the conversion of the Fund to a separate series of Treasurer's Series Funds; and (ii) a temporary waiver of certain investment limitations of each Fund to permit the Conversions (see "Temporary Waiver of Investment Restrictions" below). If the shareholders of Money Fund or Tax-Exempt Fund, as the case may be, do not approve the Conversion, as set forth herein, that Fund will continue to operate as a series of Treasurer's Series Trust.

Summary of the Conversion Plan

  The following summary of the important terms of the Conversion Plan is qualified in its entirety by reference to the Conversion Plan, which is attached as Appendix B to this Proxy Statement.

  If the Conversion is approved by shareholders of Money Fund, on May 30, 1999 or such later date to which Treasurer's Series Trust and the Company agree (the "Closing Date"), Money Fund will transfer all of its assets to Money New Series in exchange solely for shares of Money New Series ("Money New Series Shares") equal to the number of Money Fund shares ("Money Shares") outstanding on the Closing Date and the assumption by Money New Series of all of the liabilities of Money Fund. Immediately thereafter, Money Fund will constructively distribute to each Money Fund shareholder one Money New Series Share for each Money Share held by the shareholder on the Closing Date, in liquidation of the Money Shares. As soon as is practicable after this distribution of Money New Series Shares, Money Fund will be terminated as a series of Treasurer's Series Trust and will be wound up and liquidated. Upon completion of the Conversion, each Money Fund shareholder will be the owner of full and fractional Money New Series Shares equal in number, denomination, and aggregate net asset value to his or her Money Shares.

  If the Conversion is approved by shareholders of Tax-Exempt Fund, on the Closing Date, Tax-Exempt Fund will transfer all of its assets to Tax-Exempt New Series in exchange solely for shares of Tax-Exempt New Series ("Tax-Exempt New Series Shares" and, together with Money New Series Shares, "New Series Shares") equal to the number of Tax-Exempt Fund shares ("Tax-Exempt Shares" and, together with Money Shares, "Fund Shares") outstanding on the Closing Date and the assumption by Tax-Exempt New Series of all of the liabilities of Tax-Exempt Fund. Immediately thereafter, Tax-Exempt Fund will constructively distribute to each Tax-Exempt Fund shareholder one Tax-Exempt New Series Share for each Tax-Exempt Share held by the shareholder on the Closing Date, in liquidation of the Tax-Exempt Shares. As soon as is practicable after this distribution of Tax-Exempt New Series Shares, Tax-Exempt Fund will be terminated as a series of Treasurer's Series Trust and will be wound up and liquidated. Upon completion of the Conversion, each Tax-Exempt Fund shareholder will be the owner of full and fractional Tax-Exempt New Series Shares equal in number, denomination, and aggregate net asset value to his or her Tax-Exempt Shares.

  Each Conversion Plan obligates the Company to enter into a Management Contract with the investment adviser for the applicable New Series ("New Agreement"). Approval of the applicable Conversion Plan by shareholders of a Fund will authorize Treasurer's Series Trust (which will be issued a single share of each New Series on a temporary basis) to approve the New Agreement with respect to that Fund as sole initial shareholder of the applicable New Series. Each New Agreement will be substantially similar in its terms to the corresponding contract or plan in effect with respect to a Fund immediately prior to the Closing Date.

  The New Agreement will take effect on the Closing Date and each will continue in effect until May 15, 2000. Thereafter, the New Agreement will continue in effect only if its continuance is approved at least annually: (i) by the vote of a majority of the directors of the Company who are not "interested persons," as that term is defined in the 1940 Act, of that Company, ICIM or INVESCO ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of the directors of the Company or a majority of the outstanding voting shares of the applicable New Series. The New Agreement will be terminable without penalty on sixty days' written notice either by the Company or the investment adviser, and will terminate automatically in the event of its assignment.

  The board of directors of the Company will hold office without limit in time except that (i) any director may resign and (ii) a director may be removed at any special meeting of the shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of the Company. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing a board of directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

  Assuming the Conversion Plan is approved, it is currently contemplated that the Conversions will become effective on the Closing Date. However, either Conversion may become effective on such other date as Treasurer's Series Trust and the Company may agree in writing. Neither Conversion is conditioned on the occurrence of the other Conversion.

  The obligations of Treasurer's Series Trust and the Company under the Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of a Conversion Plan by the Fund's shareholders, that Conversion Plan may be terminated or amended at any time prior to the Closing Date by action of the trustees of Treasurer's Series Trust or the directors of the Company to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either Treasurer's Series Trust or the Company may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of the applicable Fund's shareholders.

Continuation of Fund Shareholder Accounts

  The Company's transfer agent and the Company will establish accounts for the Money New Series shareholders and the Tax-Exempt New Series shareholders, respectively, containing the appropriate number and denominations of Money New Series Shares and Tax-Exempt New Series Shares to be received by each shareholder under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by the Funds' transfer agent for the Funds' shareholders.

Expenses

  The Funds and the New Series will be responsible for one-half of the expenses of their respective Conversions, estimated at approximately $5,600 in the aggregate. INVESCO will be responsible for the other half of the expenses of each Conversion.

Temporary Waiver of Investment Restrictions

  Certain fundamental investment restrictions of each Fund, which prohibit that Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting that Fund's ability to carry out its Conversion. By approving the Conversion Plan, shareholders of Money Fund or Tax-Exempt Fund, respectively, will be agreeing to waive, only for the purpose of the Conversions, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

Forms of Organization

  Money Fund and Tax-Exempt Fund are two series of Treasurer's Series Trust, an open-end, diversified investment management company. Treasurer's Series Trust was organized on January 27, 1988 under the laws of the Commonwealth of Massachusetts. Treasurer's Series Trust does not issue share certificates and is not required to (nor does it) hold annual shareholder meetings.

  Money New Series and Tax-Exempt New Series will each be one series of Treasurers' Series Funds, an open-end, diversified investment management company. Treasurer's Series Funds was incorporated on March 17, 1999 under the laws of the State of Maryland. Treasurer's Series Funds has authorized capital of 500,000,000 shares of common stock, par value $0.01 per share, of which 100,000,000 authorized and unissued shares of common stock have been allocated to each New Series. Treasurer's Series Funds does not issue share certificates and is not required to (nor does it) hold annual shareholder meetings.

Rights of Shareholders

  As noted above, each New Series will be a series of an investment company organized as a Maryland corporation, while each Fund is currently organized as a series of a Massachusetts business trust. The rights of the shareholders of each Fund, including rights with respect to shareholder meetings, inspection of shareholder lists, and distributions on liquidation of that Fund, are substantially similar to the rights of shareholders of a Maryland corporation, such as the Company. Although shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for its obligations, Treasurer's Series Trust's Declaration of Trust, as amended, provides that generally, no trustee, shareholder, officer, employee or agent of Treasurer's Series Trust will have personal liability for Treasurer's Series Trust's obligations. In addition, Treasurer's Series Trust's Declaration of Trust states that only the property of Treasurer's Series Trust, and not the private property of any trustee, shareholder, officer, employee or agent of Treasurer's Series Trust, shall be used to satisfy any obligation of or claim against Treasurer's Series Trust. The Company's Board of Directors will call meetings of shareholders as required by the 1940 Act, Maryland law or the Company's Articles of Incorporation or By-laws and at their discretion.

Comparison of Legal Structures

  Comparisons of the material provisions of the Massachusetts statute governing business trusts ("Massachusetts Statute") with the material provisions of the Maryland statute governing corporations ("Maryland Statute") and of the material provisions of Treasurer's Series Trust's Declaration of Trust and By-laws with the material provisions of the Articles of Incorporation and By-laws of the Company are included in Appendix C, which is entitled "Differences in Legal Structures."

Tax Consequences of the Conversions

  Treasurer's Series Trust and the Company will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversions will constitute tax-free reorganizations within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by Money Fund, Tax-Exempt Fund, Money New Series, Tax-Exempt New Series or the shareholders of either Fund upon: (i) the transfer of the assets of Money Fund or Tax-Exempt Fund in exchange solely for Money New Series Shares or Tax-Exempt New Series Shares, respectively, and the corresponding assumption by Treasurer's Series Funds on behalf of Money New Series and Tax-Exempt New Series, respectively, of the liabilities of Money Fund and Tax-Exempt Fund, respectively; or (ii) the distribution of Money New Series Shares or Tax-Exempt New Series Shares, as the case may be, to the shareholders of Money Fund or Tax-Exempt Fund in liquidation of their Money Shares or Tax-Exempt Shares, respectively. The opinion will further provide, among other things, that: (i) a Fund shareholder's aggregate basis for federal income tax purposes in the Money New Series Shares or the Tax-Exempt New Series Shares to be received by that shareholder in conjunction with the applicable Conversion will be the same as the aggregate basis of his or her Fund Shares to be constructively surrendered in exchange for those New Series Shares; and (ii) a Fund shareholder's holding period for his or her New Series Shares will include that shareholder's holding period for his or her Fund Shares, provided that those Fund Shares were held as capital assets at the time of the Conversion.

Conclusion

  The Board has concluded that the proposed Conversion Plan is in the best interests of the shareholders of the respective Funds. A vote in favor of the Conversion Plan encompasses: (i) approval of the conversion of the Fund to the applicable New Series; (ii) approval of the temporary waiver of certain investment limitations of that Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions," above); and (iii) authorization of Treasurer's Series Trust, as sole initial shareholder of both New Series, to approve the New Agreement with respect to each New Series between the Company and its investment adviser. The New Agreement is substantially similar in its terms to the contract in effect with the applicable Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved by the shareholders of a Fund, the applicable Fund will continue to operate as a series of Treasurer's Series Trust.

Required Vote

  Approval of the Conversion Plan with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of that Fund.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1

        PROPOSAL 2: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF EACH FUND.

  As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in that Fund's Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

  Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, they have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify and modernize the Funds' fundamental restrictions and make them more uniform with those of the other INVESCO Funds.

  The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the funds' assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in that Fund.

  The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of the corresponding current fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without shareholder approval.

  If approved by the shareholders of Money Fund or Tax-Exempt Fund at the Meeting, the proposed changes in that Fund's fundamental restrictions will be adopted by that Fund. The applicable Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

a. Modification of fundamental restriction on industry concentration

  The Money Fund's current fundamental restriction on industry concentration is as follows:

  The Fund may not invest in the securities of issuers (excluding (i) bankers' acceptances, time deposits and certificates of deposit of domestic branches of U.S. banks and U.S. branches of foreign banks and foreign branches of U.S. banks, provided that the U.S. branches are subject to sufficient regulation by government bodies that they can be considered U.S. banks, and the obligations of the foreign branches qualify as unconditional obligations of the U.S. parent, and (ii) U.S. government obligations) conducting their principal business activity in the same industry, if immediately after such investment the value of [the] Fund's investments in such industry would represent 25% or more of the value of [the] Fund's assets.

  The Tax-Exempt Fund's current fundamental restriction on industry concentration is as follows:

  The Fund may not invest in the securities of issuers (excluding (i) municipal obligations, (ii) banker's acceptances, time deposits and certificates of deposit of domestic branches of U.S. banks, and (iii) U.S. government obligations) conducting their principal business activity in the same industry, if immediately after such investment the value of the Fund's investments in such industry would represent 25% or more of the value of the Fund's total assets. It should be noted that from time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. The Fund may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, municipal securities, or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

  The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations, without materially altering the restriction. The proposed changes to the Funds' fundamental concentration policies clarify that the concentration limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The proposal would add the exclusion for municipal securities for Money Fund, although Money Fund will not normally invest in municipal securities. Tax-Exempt Fund would continue to be able to invest more than 25% of its total assets in industrial development and private activity bonds and in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities.

  If the proposal is approved, the Board will adopt a non-fundamental policy with respect to industry classifications for the Tax-Exempt Fund as follows:

  With respect to fundamental limitation ( ), domestic and foreign banking will be considered to be different industries.

b. Modification of fundamental restriction on issuer diversification

  Each Fund's current fundamental restriction on issuer diversification is as follows:

  As to 100% of the assets of each Fund, invest in the securities of any one issuer, other than U.S. government obligations, if immediately after such investment more than 5% of the value of a Fund's total assets, taken at market value, would be invested in such issuer.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  Except to the extent permitted under Rule 2a-7 of the 1940 Act or any successor rule thereto, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The primary purpose of the modification is to revise each Fund's fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds that are money market funds.

  The amended fundamental restriction also would permit each Fund to invest without limit in the securities of other investment companies. Each Fund has no current intention of doing so, and, as noted below, the 1940 Act imposes restrictions on the extent to which a fund may invest in the securities of other investment companies. The revision would, however, give each Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

  If the proposal is approved, the Board will also adopt a non-fundamental policy with respect to investments in municipal securities as follows:

  Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multistate agency of which a state is a member is a "separate issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.

c. Modification of fundamental restriction on underwriting securities

  Each Fund's current fundamental restriction on underwriting securities is as follows:

  The Fund may not underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of a Fund's portfolio securities.

 The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

  The purpose of the proposal is to eliminate minor differences in the wording or punctuation of the INVESCO Funds' current restrictions on underwriting for greater uniformity with the fundamental restrictions of the other INVESCO Funds.

d. Elimination of fundamental restriction on investing in companies for the purpose of exercising control or management

  Each Fund's current fundamental restriction regarding investing in companies for the purpose of exercising control or management is as follows:

  The Fund may not invest in companies for the purpose of exercising control or management.

  The Board recommends that shareholders of each Fund vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Funds have no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of a Fund and its shareholders.

e. Modification of fundamental restriction on borrowing and adoption of non-fundamental restriction on borrowing

  Each Fund's current fundamental restriction on borrowing is as follows:

  The Fund may not issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 10% of the value of a Fund's net assets (not including the amount borrowed) at the time the money is borrowed. The Funds are permitted to borrow money only for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing is allowed as long as the cost of borrowing is less than the income which would be lost should securities be sold to meet the redemption requests. While in a borrowed position (including reverse repurchase agreements), the Funds may not make purchases of securities. The Funds may enter into reverse repurchase agreements only for the purpose of obtaining funds necessary for meeting redemption requests.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  The primary purpose of the proposal is to eliminate differences between the INVESCO Funds' current restrictions on borrowing and those imposed by the 1940 Act. Currently, the fundamental restrictions of the Funds are significantly more limiting than the restrictions imposed by the 1940 Act in that they limit the purposes for which the Funds may borrow to "temporary or emergency purposes." The current fundamental restriction also limits the persons from whom borrowings may be made to banks and provides that each Fund will not purchase additional securities while any borrowings exist. The current restriction also limits the circumstances in which each Fund may enter into reverse repurchase agreements.

  The proposed revision would eliminate the restrictions on the purposes for which the Funds may borrow money. With respect to each Fund, the proposal would also (i) eliminate the limitation on purchases of securities while borrowings exist, (ii) eliminate the requirements that borrowings be from banks only,
(iii) increase the limitation on the amount that the Fund may borrow from 10% of the value of the Fund's net assets to 33 1/3% of the value of the Fund's net assets, (iv) provide flexibility to enter into reverse repurchase agreements to meet future contingencies, and (v) separate the restrictions on the issuance of senior securities from each Fund's restriction on borrowings (see below). The Board believes that this approach, making the Funds' fundamental restrictions on borrowing no more limiting that is required under the 1940 Act, will maximize the Funds' flexibility for future contingencies.

  If the proposal is approved, the Board will adopt a non-fundamental restriction as follows for each Fund:

  The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation ( ) above).

  The non-fundamental restriction reflects each Fund's current policy that borrowing by the Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by each Fund's current policy, the non-fundamental restriction permits each Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. A Fund would not be able to do so, however, unless it obtains permission for such borrowings from the Securities and Exchange Commission ("SEC"). The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in each Fund's non-fundamental restriction, will maximize each Fund's flexibility for future contingencies.

f. Modification of fundamental restriction on the issuance of senior securities

  Currently, each Fund's fundamental restriction on the issuance of senior securities is combined with its restriction on borrowing (see above). To conform each Fund's restriction on the issuance of senior securities (i.e., obligations that have a priority over the Fund's shares with respect to the distribution of Fund assets or the payment of dividends) with those of the other INVESCO Funds, the Board recommends that shareholders vote to adopt the following separate fundamental restriction for each Fund:

  The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

  The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize each Fund's borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

g. Elimination of fundamental restriction on mortgaging, pledging or hypothecating securities

  Each Fund currently has the following fundamental restriction on mortgaging, pledging or hypothecating securities:

  The Fund may not mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to secure funds borrowed and then only to an extent not greater than 10% of the value of the Fund's total assets.

  This restriction is derived from a state "blue sky" requirement which has been preempted by recent amendments of the Federal securities laws. Accordingly, the Board recommends that shareholders of each Fund vote to eliminate this restriction.

h. Elimination of fundamental restriction on short sales and margin purchases and adoption of non-fundamental restriction on short sales and margin purchases

  Each Fund currently has a fundamental restriction on short sales stating that:

  The Fund may not make short sales of securities or maintain a short position.

  In addition, each Fund has a fundamental restriction on margin transactions that states:

  The Fund may not purchase securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

  The Board recommends that shareholders of each Fund vote to eliminate these fundamental restrictions. If the proposal is approved, the Board will adopt the following non-fundamental restriction for each Fund:

  The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes clarify the wording of the restriction and expand the exceptions to the restriction, which generally prohibits a Fund from selling securities short or buying securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental restriction permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits a Fund to borrow a security on a short-term basis and to enter into short positions and make margin payments in a variety of financial instruments. The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide the Funds with greater investment flexibility.

i. Modification of fundamental restriction on real estate investments

  Each Fund's current fundamental restriction on investing in real estate is as follows:

  The Fund may not purchase or sell real estate or interests in real estate.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  In addition to conforming each Fund's fundamental restriction on real estate, the proposal would more completely describe the types of real estate-related securities investments that are permissible for each Fund and would permit each Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which each Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give each Fund the ability to invest in assets secured by real estate.

j. Modification of fundamental restriction on investing in commodities

  Each Fund's current fundamental restriction on investing in commodities is as follows:

  The Fund may not purchase or sell commodities or commodity contracts.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes to this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for each Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of each Fund would not permit investment in one or more of the permitted transactions.

k. Modification of fundamental restriction on loans

  Each Fund's current fundamental restriction on loans is as follows:

  The Fund may not make loans to other persons, provided that a Fund may purchase debt obligations consistent with its investment objectives and policies, may lend limited amounts (not to exceed 20% of its total assets) of its portfolio securities to broker-dealers or other institutional investors, and may enter into repurchase agreements.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

  The primary purpose of the proposal is to expand each Fund's lending limitation from 20% to 33 1/3% of its assets and conform each Fund's fundamental restriction on loans to those of the other INVESCO Funds for greater uniformity. Each Fund's current investment restriction is considerably more limiting than provisions in the 1940 Act governing lending. The proposed changes to this investment restriction would maximize each Fund's lending flexibility for future contingencies.

l. Modification of fundamental restriction on investing in another investment company and adoption of non-fundamental investment restriction regarding investment in securities issued by other investment companies

  Each Fund's current fundamental restriction regarding investments in other investment companies is as follows:

  The Fund may not purchase securities of other investment companies except (i) in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by a Fund, (ii) no more than 5% of the value of the total assets of a Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of a Fund would be invested in the securities of such investment companies.

  The Board recommends that shareholders of each Fund vote to replace this fundamental restriction with the following fundamental restriction:

  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

  The proposed revision to each Fund's current fundamental restriction would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administrative costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intends to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a restriction that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by the Fund. The proposed revision would require that any fund in which the Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

  If the proposed revision is approved, the Board will adopt a non-fundamental restriction as follows for each Fund:

  The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

  The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Adoption of this non-fundamental restriction will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

m. Elimination of fundamental restriction on illiquid securities and adoption of non-fundamental policy on illiquid securities

  Each Fund's current fundamental restriction is as follows:

  The Fund may not enter into repurchase agreements if more than 10% of the Fund's net assets will be invested in repurchase agreements and in participation interests without demand features, time deposits having a stated maturity greater than seven days, securities having legal or contractual restrictions on resale, securities for which there is no readily available market, or in other illiquid securities.

  The Board recommends that shareholders of each Fund vote to eliminate this fundamental restriction that prohibits each Fund from having more than 10% of its total assets invested in illiquid securities. If the proposal is approved, the Board will adopt the following non-fundamental policy for each Fund:

  The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of the Fund to those of the other INVESCO Funds. Currently, each Fund's fundamental restriction prohibits investment in restricted securities. The proposed non-fundamental policy would clarify that the Funds may invest in illiquid securities and would continue to restrict investment in such securities to 10% of each Fund's net assets. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the non-fundamental restriction will make the policy more accurately reflect market conditions and will maximize each Fund's flexibility for future contingencies. The Board may delegate to the Funds' investment advisor the authority to determine whether a security is liquid for the purposes of this investment limitation.

n. To make non-fundamental the policy with respect to tax-free obligations (Tax-Exempt Fund only)

  It is currently a fundamental policy of Tax-Exempt Fund that the Fund, under normal market conditions, will invest at least 80% of its net assets in municipal obligations that, based on the opinion of counsel to the issuer of the obligation, pay interest free from Federal income tax. The Board is asking shareholders to eliminate this policy as a fundamental policy, and to replace it with an identical non-fundamental policy. The Fund's policy with respect to investment in obligations free from Federal income tax is not required to be fundamental. If the policy is made non-fundamental, the Board would be able to change the policy in future if necessary to adopt to changing conditions without incurring the expense of a shareholder vote to approve such change.

Vote Required. Approval of Proposal 2 with respect to Money Fund or Tax-Exempt Fund requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (ii) more than 50% of the outstanding shares of that Fund. Shareholders who vote "for" Proposal 2 will vote "for" each proposed change described above. Those shareholders who wish to vote against any of the specific proposed changes described above may do so on the proxy provided. With respect to Money Fund or Tax-Exempt Fund, if Proposal 1 in this Proxy Statement is approved, the changes approved under Proposal 2 for that Fund will apply to the applicable New Series.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 2.

     PROPOSAL 3: TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT WITH
                           INVESCO FUNDS GROUP, INC.

  Management of the Treasurer's Series Trust believes that Treasurer's Series Trust, the Money Fund and the Tax-Exempt Fund, and their respective shareholders would all benefit from certain changes to the service provider arrangements of each Fund described in Proposal 3 of this Proxy Statement.

  Proposal 3 seeks the approval of the shareholders of the Money Fund and the Tax-Exempt Fund to replace the Funds' current investment advisor, ICM, with INVESCO.

  In order to change investment adviser, a new investment advisory agreement (the "New Management Contract") must be approved by a vote of the shareholders of each Fund. The shareholders of each Fund will be asked at the Meeting to approve or disapprove the New Management Contract between INVESCO and the Fund with respect to their Fund. The New Management Contract was approved for each Fund by the Board, including a majority of the trustees who are not parties to the New Management Contract or interested persons of such parties ("independent trustees"), at a meeting held on February 3, 1999. A form of the New Management Contract is attached as Appendix D. Under the New Management Contract, INVESCO will have the same duties and responsibilities and will receive the same compensation as ICM does under the current management contract.

Information concerning INVESCO

   INVESCO, which has its principal office at 7800 East Union Avenue, Denver, Colorado 80237, was organized in 1932 as a Delaware corporation. It is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR England. The directors and principal executive officers of INVESCO are as follows:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director; Charles B. Mayer, Director and Senior Vice President; Ronald L. Grooms, Director, Senior Vice President and Treasurer; Richard W. Healey, Director and Senior Vice President; Timothy J. Miller, Director and Senior Vice President and Glen A. Payne, Senior Vice President, Secretary and General Counsel.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  The following individuals serve as officers of the INVESCO Funds:

  Mark H. Williamson, *+ President and Chief Executive Officer and Director of INVESCO Distributors, Inc.; President, Chief Executive Officer and Director of INVESCO Funds Group, Inc.; President, Chief Operating Officer and Trustee of INVESCO Global Health Sciences Fund; formerly Chairman and Chief Executive Officer of NationsBanc Advisors, Inc. Age 47.

  Glen A. Payne, Secretary. Senior Vice President, General Counsel and Secretary of INVESCO Funds Group, Inc.; Senior Vice President, Secretary and General Counsel of INVESCO Distributors, Inc.; Secretary of

INVESCO Global Health Sciences Fund; formerly, General Counsel of INVESCO Trust Company (1989 to 1998) and employee of a U.S. regulatory agency, Washington, D.C. (1973 to 1989). Age 50.

  Ronald L. Grooms, Treasurer. Director , Senior Vice President and Treasurer of INVESCO Funds Group, Inc.; Director, Senior Vice President and Treasurer of INVESCO Distributors, Inc.; Treasurer and Principal Financial and Accounting Officer of INVESCO Global Health Sciences Fund; formerly, Senior Vice President and Treasurer of INVESCO Trust Company (1988 to 1998). Age 51.

  William J. Galvin, Jr., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc.; Senior Vice President of INVESCO Distributors, Inc.; formerly, Trust Officer of INVESCO Trust Company (1995 to 1998); formerly Vice President of INVESCO Funds Group, Inc. and Vice President of 440 Financial Group; Assistant Vice President of Putnam Companies. Age 41.

  Alan I. Watson, Assistant Secretary. Vice President of INVESCO Funds Group, Inc.; formerly, Trust Officer of INVESCO Trust Company. Age 56.

  Judy P. Wiese, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc.; formerly, Trust Officer of INVESCO Trust Company. Age 49.

  INVESCO currently serves as investment adviser to the following INVESCO
Funds: INVESCO Bond Funds, Inc. (formerly INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc.

  INVESCO serves as investment adviser to the following investment companies that have a similar investment objective to each of the Funds:

                                          Net
Name of Company or Series              Assets(1)        Rate of Compensation
-------------------------             -----------     -------------------------
INVESCO Cash Reserves Fund            770,050,906     First $300 million--0.50%
                                                      Next $200 million--0.40%
                                                      Over $500 million--0.30%
INVESCO Tax-Free Money
 Fund                                  50,305,205     First $300 million--0.50%
                                                      Next $200 million--0.40%
                                                      Over $500 million--0.30%

INVESCO U.S. Government Money         102,674,272     First $300 million--0.50%
 Fund                                                 Next $ 200 million--0.40%
                                                      Over $ 500 million--0.30%

--------
(1) At November 30, 1998 (unaudited).

  To keep expenses competitive, INVESCO voluntarily reimburses the Tax-Free Money Fund for certain expenses in excess of 0.75% of average net assets, the U.S. Government Money Fund for certain expenses in excess of 0.85% of average net assets and the Cash Reserves Fund for certain expenses in excess of 0.90% of average net assets. All voluntary expense caps exclude excess amounts that have been offset by expense offset arrangements with the funds' custodian.

  Any company or series for which INVESCO has agreed to a voluntary expense limitation is noted.

Terms of the Investment Advisory Agreements

  ICM, which has its principal offices at 1315 Peachtree Street, Atlanta, Georgia 30309, currently serves as the investment adviser ("investment adviser") to the Treasurer's Series Trust and to each of its series, the Money Fund and Tax-Exempt Fund, pursuant to the existing management contract ("Current Advisory Agreement") between ICM and Treasurer's Series Trust. The Current Advisory Agreement was approved by the Board on November 6, 1996, and by shareholders of each Fund on January 31, 1997.

  The Current Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually (i) by the vote of a majority of each Fund's outstanding voting securities (as defined in the first paragraph under "Investment Restrictions" in the Prospectus) or by the Trustees of Treasurer's Series Trust, and (ii) by the vote of a majority of the Trustees of Treasurer's Series Trust who are not "interested persons" (as such term is defined by the 1940 Act) of Treasurer's Series Trust or ICM. The Current Advisory Agreement is terminable on 60 days' written notice by either party.

  The operative terms of the New Management Contract are substantially similar to those of the Current Advisory Agreement. The terms of each of the Agreements are as follows (the New Management Contract and the Current Advisory Agreement are referred to collectively as "Agreements" and INVESCO and ICM are referred to as "investment adviser"):

  The Agreements provide that the investment adviser shall (either directly or by delegation to a sub-adviser) maintain a continuous investment program for Treasurer's Series Trust and each of the Funds that is consistent with Treasurer's Series Trust and the Funds' respective investment objectives and policies as set forth in Treasurer's Series Trust's registration statement and the prospectuses and statements of additional information of each of the Funds as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the performance of such duties, the investment adviser shall, among other things: (i) manage the investment and reinvestment of the assets of Treasurer's Series Trust and the Funds; (ii) determine what securities are to be purchased or sold for Treasurer's Series Trust and the Funds and execute transactions accordingly; (iii) furnish Treasurer's Series Trust and the Funds with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Funds' securities should be exercised; (v) furnish requisite personnel necessary in connection with the Funds' operations; (vi) furnish office space, facilities, equipment and supplies; (vii) conduct periodic reviews of the Funds' compliance operations; (viii) prepare and review certain required documents, reports and filings (including filings to the SEC), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; (ix) supply basic telephone service and other utilities; and (x) prepare and maintain the books and records required under Rule 31a-1(b)(4), (5), (9) and (10) under the 1940 Act. The investment adviser, pursuant to the Agreement, pays all of the costs and expenses associated with the Funds' operations and activities, except those expressly assumed under the Agreement by the Funds. Expenses paid by the Funds include, among others: (a) brokers' commissions, issue and transfer taxes and other costs in connection with securities transactions in which

Treasurer's Series Trust is a party; (b) any interest on indebtedness incurred by Treasurer's Series Trust; and (c) extraordinary expenses (such as unexpected franchise taxes and corporate fees). The New Management Contract is different since in the future the Funds may be charged transfer agent, administrative services, and other fees if the Board of Directors of Treasurer's Series Funds, Inc. approves such fees and related agreements.

  As full compensation for its advisory and other services to Treasurer's Series Trust, the investment adviser receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. On an annual basis the advisory fee paid by each Fund is equal to 0.25% of the Fund's average net asset value.

  For the fiscal year ended December 31, 1998, Treasurer's Series Trust paid the investment adviser fees of $220,903 of which $144,183 was allocated to the Money Fund and $79,720 was allocated to the Tax-Exempt Fund, representing 0.25% of each Fund's average net assets.

Evaluation by the Board of Trustees

  At a meeting held on February 3, 1999, the Board reviewed information presented to them regarding INVESCO and its qualifications to act as investment adviser to Treasurer's Series Trust. They reviewed information presented by management regarding anticipated benefits to Treasurer's Series Trust and its shareholders from a new advisory relationship with INVESCO. INVESCO advised the Board that, in addition to serving the Funds' current institutional investors, INVESCO would also manage the Funds to attract certain retail investors. With respect to the New Management Contract, the Board noted the considerable experience and qualifications of INVESCO, in particular with respect to the management of retail funds. The terms of the New Management Contract would be substantially similar to those of the Current Advisory Agreement with ICM except that, subject to Board approval, the new Management Agreement authorizes Treasurer's Series Funds to enter into separate agreements for administrative and transfer agency services. There will be no change in advisory fees paid by the Funds, although the Funds' expenses in the future could increase if the Funds' Board of Directors approves separate transfer agency and administrative fees under separate agreements.

  Based upon the board's review and evaluation of this information, and in consideration of all factors deemed relevant to it, and after consultation with independent counsel by the Independent Trustees, the Board determined that the New Management Contract is fair and reasonable and in the best interests of Treasurer's Series Trust, Money Fund and Tax-Exempt Fund and their shareholders. Accordingly, the Board, including all of the Independent Trustees, approved the New Management Contract and voted to recommend that the shareholders of each Fund vote to approve the New Management Contract.

  Vote Required. Approval of Proposal 3 with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (ii) more than 50% of the outstanding shares of that Fund.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 3.

  PROPOSAL 4: TO ELECT THE TRUSTEES OF TREASURER'S SERIES TRUST

  The Board has nominated the individuals identified below for election to the Board at the Meeting. Treasurer's Series Trust currently has ten trustees. Vacancies on the Board are generally filled by appointment by the remaining trustees. However, the 1940 Act provides that vacancies may not be filled by trustees unless thereafter at least two-thirds of the trustees shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten trustees to hold office until the next meeting of shareholders. Consistent with the by-laws of Treasurer's Series Trust, and as permitted by Massachusetts law, Treasurer's Series Trust does not anticipate holding annual shareholder meetings. Thus, the trustees will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

  All of the Independent Trustees now being proposed for election were nominated and selected by Independent Trustees. Eight of the ten current trustees are Independent Trustees.

  The persons named as attorneys-in-fact in the enclosed proxy have advised Treasurer's Series Trust that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

  The nominees for trustee, their ages, a description of their principal occupations, the number of the Funds' Shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                                          Number of the
                                                                          Funds' Shares
                                                              Trustee or  Beneficially
                                                               Executive      Owned
                                                              Officer of   Directly or
  Name, Position with            Principal Occupation         Treasurer's Indirectly on
  Treasurer's Series           and Business Experience          Series      Dec. 31,     Member of
    Trust,  and Age          (during the past five years)     Trust Since   1998 (1)     Committee
---------------------------------------------------------------------------------------------------
Charles W. Brady,        Chief Executive Officer and Director    1993             0     (3),(5),(6)
Chairman of the Board,   of AMVESCAP PLC, London, England,
Age 63*                  and of various subsidiaries thereof.
                         Chairman of the Board of INVESCO
                         Global Health Sciences Fund.

Fred A. Deering,         Trustee of INVESCO Global Health        1993        607.81     (2),(3),(5)
Vice Chairman of the     Sciences Fund. Formerly, Chairman of
Board,                   the Executive Committee and Chairman
Age 71                   of the Board of Security Life of
                         Denver Insurance Company, Denver,
                         Colorado; Director of ING American
                         Holdings Company and First ING Life
                         Insurance Company of New York.

Mark H. Williamson,      President, Chief Executive Officer,     1998             0         (3),(5)
President, Chief Execu-  and Director, INVESCO Distributors
tive                     Inc.; President, Chief Executive
Officer, and Trustee,    Officer, and Director, INVESCO;
Age 47*                  President, Chief Operating Officer,
                         and Trustee, INVESCO Global Health
                         Sciences Fund. Formerly, Chairman of
                         the Board and Chief Executive
                         Officer, NationsBanc Advisors, Inc.
                         (1995-1997); Chairman of the Board,
                         NationsBanc Investments, Inc. (1997-
                         1998).

                                                                         Number of the
                                                                         Funds' Shares
                                                             Trustee or  Beneficially
                                                              Executive      Owned
                                                             Officer of   Directly or
 Name, Position with            Principal Occupation         Treasurer's Indirectly on
 Treasurer's Series           and Business Experience          Series      Dec. 31,     Member of
   Trust,  and Age          (during the past five years)     Trust Since   1998 (1)     Committee
--------------------------------------------------------------------------------------------------
Dr. Victor L. Andrews,  Professor Emeritus, Chairman            1993        201.18     (4),(6),(8)
Trustee,                Emeritus and Chairman of the CFO
Age 68                  Roundtable of the Department of
                        Finance of Georgia State University,
                        Atlanta, Georgia and President,
                        Andrews Financial Associates, Inc.
                        (consulting firm). Formerly, member
                        of the faculties of the Harvard
                        Business School and the Sloan School
                        of Management of MIT. Dr. Andrews is
                        also a director of the Sheffield
                        Funds, Inc.

Bob R. Baker,           President and Chief Executive           1993        201.18     (3),(4),(5)
Trustee,                Officer of AMC Cancer Research
Age 62                  Center, Denver, Colorado, since
                        January 1989; until December 1988,
                        Vice Chairman of the Board, First
                        Columbia Financial Corporation,
                        Englewood, Colorado. Formerly,
                        Chairman of the Board and Chief
                        Executive Officer of First Columbia
                        Financial Corporation.

Lawrence H. Budner,     Trust Consultant. Prior to June         1993        201.18     (2),(6),(7)
Trustee,                1987, Senior Vice President and
Age 68                  Senior Trust Officer, InterFirst
                        Bank, Dallas, Texas.

Dr. Wendy Lee Gramm,    Self-employed (since 1993).             1997        201.18     (4),(8)
Trustee,                Professor of Economics and Public
Age 54                  Administration, University of Texas
                        at Arlington. Formerly, Chairman,
                        Commodities Futures Trading
                        Commission (1988-1993);
                        Administrator for Information and
                        Regulatory Affairs, Office of
                        Management and Budget (1985-1988);
                        Executive Director, Presidential
                        Task Force on Regulatory Relief;
                        Director, Federal Trade Commissions
                        Bureau of Economics. Director of the
                        Chicago Mercantile Exchange; Enron
                        Corporation; IBP, Inc.; State Farm
                        Insurance Company; Independent
                        Women's Forum; International
                        Republic Institute; and the
                        Republican Women's Federal Forum.

                                                                    Number of the
                                                                    Funds' Shares
                                                        Trustee or  Beneficially
 Name, Position                                          Executive      Owned
      with                                              Officer of   Directly or
   Treasurer's             Principal Occupation         Treasurer's Indirectly on
     Series              and Business Experience          Series      Dec. 31,       Member of
 Trust,  and Age       (during the past five years)     Trust Since   1998 (1)       Committee
-------------------------------------------------------------------------------------------------
Kenneth T. King,   Presently retired. Formerly,            1993      263,592.34   (2),(3),(5),
Trustee,           Chairman of the Board, The Capitol                             (6), (7)
Age 73             Life Insurance Company, Providence
                   Washington Insurance Company, and
                   Director of numerous U.S.
                   subsidiaries thereof. Formerly,
                   Chairman of the Board, The
                   Providence Capitol Companies in the
                   United Kingdom and Guernsey. Until
                   1987, Chairman of the Board, Symbion
                   Corporation.

John W. McIntyre,  Presently retired. Formerly, Vice       1995          402.36   (2),(3),(5),(7)
Trustee,           Chairman of the Board, The Citizens
Age 68             and Southern Corporation; Chairman
                   of the Board and Chief Executive
                   Officer, The Citizens and Southern
                   Georgia Corporation; Chairman of the
                   Board and Chief Executive Officer,
                   The Citizens and Southern National
                   Bank. Trustee of INVESCO Global
                   Health Sciences Fund and Gables
                   Residential Trust, Employee's
                   Retirement System of Georgia, Emory
                   University, and the J.M. Tull
                   Charitable Foundation; director of
                   Kaiser Foundation Health Plans of
                   Georgia, Inc.

Dr. Larry Soll,    Presently retired. Formerly,            1997          201.18   (4),(8)
Trustee,           Chairman of the Board (1987-1994),
Age 56             Chief Executive Officer (1982-1989
                   and 1993-1994) and President (1982-
                   1989) of Synergen Inc. Director of
                   Synergen Inc. since incorporation in
                   1982. Director of Isis
                   Pharmaceuticals, Inc. Trustee of
                   INVESCO Global Health Sciences Fund.

* Because of his affiliation with INVESCO, with a Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Treasurers' Series Trust, as that term is defined in the 1940 Act.

  (1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

  (2)  Member of the Audit Committee

  (3)  Member of the Executive Committee

  (4)  Member of the Management Liaison Committee

  (5)  Member of the Valuation Committee

  (6)  Member of the Compensation Committee

  (7)  Member of the Soft Dollar Brokerage Committee

  (8)  Member of the Derivatives Committee

  The Board has audit, management liaison, soft dollar brokerage, and derivatives committees consisting of Independent Trustees and compensation, executive and valuation committees consisting of both Independent Trustees and non-independent trustees. The Board does not have a nominating committee. The audit committee, consisting of four Independent Trustees, meets quarterly with the independent accountants and executive officers of Treasurer's Series Trust. This committee reviews the accounting principles being applied by Treasurer's Series Trust in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the business of Treasurer's Series Trust, except for certain powers which, under applicable law and/or the by-laws of Treasurer's Series Trust, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of ICM in order to facilitate better understanding of the management and operations of Treasurer's Series Trust, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar brokerage transactions by Treasurer's Series Trust, and to review policies and procedures of Treasurer's Series Trust's adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by Treasurer's Series Trust. The committee monitors derivatives usage by Treasurer's Series Trust and the procedures utilized by Treasurer's Series Trust's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

  Each Independent Trustee receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Trustee receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.

  During the past fiscal year, the Board met four times, the audit committee met four times, the compensation committee met one time, the management liaison committee met four times, the soft dollar brokerage committee met two times, and the derivatives committee met two times. The executive committee did not meet. During the last fiscal year of Treasurer's Series Trust, each trustee nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

  The Independent Trustees nominate individuals to serve as Independent Trustees, without any specific nominating committees. The Board ordinarily will not consider unsolicited trustee nominations recommended by Treasurer's Series Trust shareholders. The Board, including its Independent Trustees, unanimously approved the nomination of the foregoing persons to serve as trustees and directed that the election of these nominees be submitted to the Funds' shareholders.

The following table sets forth information relating to the compensation paid to trustees during the last fiscal year:

                               COMPENSATION TABLE

 AMOUNTS PAID DURING THE MOST RECENT FISCAL YEAR BY TREASURER'S SERIES TRUST TO
                                    TRUSTEES

                                                                                    Total
                                                                                 Compensation
                                                                               from Treasurer's
                                              Pension or                       Series Trust and
                            Aggregate     Retirement Benefits                    the other 14
                        Compensation from Accrued as Part of  Estimated Annual  INVESCO Funds
   Name of Person,         Treasurer's    Treasurer's Series   Benefits Upon       Paid to
       Position           Series Trust     Trust Expenses(2)   Retirement(3)     Trustees(1)
-----------------------------------------------------------------------------------------------
Fred A Deering,
Vice Chairman of the
Board and Trustee            $ 2,172            $  227              $153           $103,700
Dr. Victor L. Andrews,
Trustee                      $ 2,149            $  217              $169           $ 80,350
Bob R. Baker,
Trustee                      $ 2,166            $  194              $226           $ 84,000
Lawrence H. Budner,
Trustee                      $ 2,144            $  217              $169           $ 79,350
Daniel D. Chabris,(4)
Trustee                      $ 1,622            $  222              $139           $ 70,000
Dr. Wendy L. Gramm,
Trustee                      $ 2,143            $    0              $  0           $ 79,000
Kenneth T. King,
Trustee                      $ 2,133            $  231              $139           $ 77,050
John W. McIntyre,
Trustee                      $ 2,144            $    0              $  0           $ 98,500
Dr. Larry Soll,
Trustee                      $ 2,138            $    0              $  0           $ 96,000
                             -------            ------              ----           --------
TOTAL                        $18,811            $1,308              $995           $767,950
                             =======            ======              ====           ========
AS A PERCENTAGE OF
NET ASSETS                    0.0249%(5)        0.0017%(5)                           0.0035%(6)

(1) The Vice Chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the Independent Trustee members of the committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the trustees.

(3) These figures represent Treasurer's Series Trust's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the trustees' retirement, calculated using the current method of allocating trustee compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the trustees will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective trustees. This results in lower estimated benefits for trustees who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these trustees has served as trustee or director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.
(4) Mr. Chabris retired as a trustee effective September 30, 1998.
(5) Total as a percentage of Treasurer's Series Trust's net assets as of December 31, 1998.

(6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.

  Treasurer's Series Trust pays its Independent Trustees, Board vice chairman, committee chairmen, and committee members the fees described above. Treasurer's Series Trust also reimburses its Independent Trustees for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Trustee, as "interested persons" of Treasurer's Series Trust and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any trustee's fees or other compensation from Treasurer's Series Trust or other INVESCO Funds for their services as trustees or directors.

  The overall direction and supervision of Treasurer's Series Trust is the responsibility of the Board, which has the primary duty of ensuring that Treasurer's Series Trust's general investment policies and programs are adhered to and that Treasurer's Series Trust is properly administered. The officers of Treasurer's Series Trust, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Treasurer's Series Trust. INVESCO Capital Management ("ICM"), as investment adviser for Treasurer's Series Trust, has the primary responsibility for making investment decisions on behalf of Treasurer's Series Trust.

  All of the officers and trustees of Treasurer's Series Trust hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Emerging Opportunity Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the trustees and officers of Treasurer's Series Trust also hold comparable positions with INVESCO Value Trust.

  The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested trustees of Treasurer's Series Trust. Under the Plan, each trustee who is not an interested person of Treasurer's Series Trust (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "QualifiedTrustee") is entitled to receive, upon termination of service as trustee (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Trustees at the time of his or her retirement (the "Basic Benefit"). Commencing with any such trustee's second year of retirement, and commencing with the first year of retirement of any trustee whose retirement has been extended by the Board for three years, a Qualified Trustee shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit (the "Reduced Benefit Payments"). These payments will continue for the remainder of the Qualified Trustee's life or ten years, whichever is longer. If a Qualified Trustee dies or becomes disabled after age 72 and before age 74 while still a trustee of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Trustee becomes disabled or dies either prior to age 72 or during his or her 74th year while still a trustee of Treasurer's Series Trust, the trustee will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three trustees who are also participants in the Plan and one trustee who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Treasurer's Series Trust began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Treasurer's Series Trust has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

  The Independent Trustees have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Trustee may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.

  Vote Required. Election of each nominee as a trustee of Treasurer's Series Trust requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

          THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                    RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                      EACH OF THE NOMINEES IN PROPOSAL 4.

 PROPOSAL 5: RATIFICATION OR REJECTION OFSELECTION OF INDEPENDENT ACCOUNTANTS.

  The Board of Treasurer's Series Trust, including all of its Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

  Vote Required. Approval of Proposal 5 requires the affirmative vote of a majority of the votes present at the Meeting, provided that a quorum is present.

                   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 5.

                                OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                        INFORMATION CONCERNING ADVISER,
                     DISTRIBUTOR AND AFFILIATED COMPANIES

  ICM, a Delaware corporation, serves as Treasurer's Series Trust's investment adviser, and provides other services to Money Fund, Tax-Exempt Fund and Treasurer's Series Trust. IDI, a Delaware corporation, serves as Money Fund's and Tax-Exempt Fund's distributor. ICM and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC./1/

  INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ICM's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. ICM currently manages in excess of $48 billion of assets for its customers.

  The principal executive officers and directors of INVESCO and their principal occupations are:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Director and Senior Vice President, also, and Director and Senior Vice President of IDI; Ronald L. Grooms, Director, Senior Vice President and Treasurer, also Director, Senior Vice President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Timothy J. Miller, Director and Senior Vice President, also, Director and Senior Vice President of IDI; and Glen A. Payne, Senior Vice President, Secretary and General Counsel, also Senior Vice President, Secretary and General Counsel of IDI.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  The principal executive officers and directors of ICM and their principal occupations are:

  Frank M. Bishop, President, Chief Executive Officer and Director; Edward C. Mitchell, Jr., Chairman of the Board; Terrence J. Miller, Deputy President and Director; Timothy J. Culler, Chief Investment Officer, Vice President and Director; David Hartley, Chief Financial Officer and Treasurer; Julie A. Skaggs, Vice President and Secretary; Luis A. Aguilar, Vice President and Assistant Secretary; Stephen A. Dana, Vice President and Director; Thomas W. Norwood, Vice President and Director; Donald B. Salee, Vice President and Director; Thomas L. Shields, Vice President and Director; Wendell M. Starke, Vice President and Director; A. D. Frazier, Director; and Deborah Lamb, Assistant Secretary.
--------

(1) The intermediary companies between ICM and AMVESCAP PLC are as follows:
    INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

  The address of each of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  During the fiscal year ended December 31, 1998 ICM also absorbed and paid, pursuant to the management contract, all the expenses of INVESCO in its capacity as Treasurer's Series Trust's administrator, transfer agent and dividend disbursing agent.

                                 MISCELLANEOUS

Available Information

  Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, The Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates. In addition, reports and other information about each Fund are available on the SEC's web site at http://www.sec.gov.

Legal Matters

  Certain legal matters in connection with the issuance of INVESCO Treasurer's Series Funds, Inc. Fund shares as part of the Conversions will be passed upon by INVESCO Treasurer's Series Funds, Inc. counsel, Kirkpatrick & Lockhart LLP.

Experts

  The audited financial statements of Money Fund and Tax-Exempt Fund, incorporated herein by reference and incorporated by reference or included in their respective Statements of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year or period ended December 31, 1998. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                             SHAREHOLDER PROPOSALS

  Treasurer's Series Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Treasurer's Series Trust, 7800 East Union Avenue, Denver, Colorado 80237. Treasurer's Series Trust has not received any shareholder proposals to be presented at this Meeting.

                                        By order of the Board of Trustees

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary

March 23, 1999

                                  APPENDIX A

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of Money Fund's and Tax-Exempt Fund's outstanding equity securities:


  Name and Address         Amount and Nature of Ownership           Percent

                  Beneficial owners of 5% or more of Money Fund


INVESCO Capital Management, Inc.       12,318,662.2300               25.76%
Attn: Michelle Lomonaco
1315 Peachtree St. N.E.
Suite 400
Atlanta, GA 30309-3503

Teamster Local Union 918               6,172,701.9700                12.91%
Welfare Fund
2137-2147 Utica Ave.
Brooklyn, NY 11234-3827
                                       3,323,344.9800                 6.95%

GA Amateur Athletics Foundation, Inc.
c/o Robert F. McCullough, INVESCO
1315 Peachtree St. N.E.
Suite 500
Atlanta, GA 30309-3503

WSU Endowment Association
1845 Fairmount                         2,941,504.7600                 6.15%
Wichita, KS 67260-0001

Name and Address     Amount and Nature of Ownership     Percentage

            Beneficial owners of 5% or more of Tax-Exempt Fund


J. B. Fuqua                   4,713,314.1500           13.01%
Suite 5000
1201 W. Peachtree St. N.E.
Atlanta, GA 30309-3400

Alice H. Richards             4,514,412.9200           12.46%
P.O. Box 400
Carrollton, GA 30117-0400

Willis M. Everett III         3,785,728.5000           10.45%
Cottage 89
P.O. Box 30832
Sea Island, GA 31561-0832

Realan Capital Corporation    3,239,573.2100           8.94%
1201 W. Peachtree St. N.E.
Suite 5000
Atlanta, GA 30309-3400

J. Rex Fuqua                  2,969,697.7500           8.20%
c/o Fuqua Capital Corp.
1201 W. Peachtree St. N.E.
Atlanta, GA 30309

Thomas L. Shields, Jr.        2,820,225.8900           7.78%
1750 W. Sussex
Atlanta, GA 30306

Stephen A. Dana
1315 Peachtree St. N.E.       2,428,231.8900           6.70%
Suite 300
Atlanta, GA 30309

Hubert L. Harris, Jr.         1,848,097.7100           5.10%
4606 Polo Lane
Atlanta, GA 30339-5346

                                  APPENDIX B

               AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

  This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 23, 1999, between INVESCO Treasurer's Series Trust, a Massachusetts business trust ("Trust"), on behalf of INVESCO Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, each a segregated portfolio of assets ("series") of Trust (each, an "Old Fund"), and INVESCO Treasurers' Series Funds, Inc., a Maryland corporation ("Corporation"), on behalf of its INVESCO Money Market Reserve Fund series and INVESCO Treasurers' Tax-Exempt Reserve Fund series (each, a "New Fund"). (Each Old Fund and New Fund is sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Trust and Corporation are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Trust on behalf of each Old Fund and by Corporation on behalf of each New Fund.

  Each Old Fund intends to change its form, identity, and place of organization -- by converting from a series of a Massachusetts business trust to a series of a Maryland corporation -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Each Old Fund desires to accomplish such conversion by transferring all its assets to its corresponding New Fund (i.e., the New Fund with the same name) (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in such New Fund ("New Fund Shares") and such New Fund's assumption of such Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of beneficial interest in such Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions involving each Old Fund and its corresponding New Fund are referred to herein as a "Reorganization." For convenience, the balance of this Agreement will refer to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions of this Agreement shall apply separately to each Reorganization. The consummation of one Reorganization shall not be contingent on consummation of the other Reorganization.

  In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

(a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
2.1).

1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Corporation's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

  1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

  1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

  1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on May 30, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

2.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

2.3. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Trust evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Trust that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

3.1. Old Fund represents and warrants as follows:

  3.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

  3.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

  3.1.3. Old Fund is a duly established and designated series of Trust;

  3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

  3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

  3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

  3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

  3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

  3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

  3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

  3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

3.2. New Fund represents and warrants as follows:

3.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

3.2.2. Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Corporation;

3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

3.3. Each Fund represents and warrants as follows:


3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and
(d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

  3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

  3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

  3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets-- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

  3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

  3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187) ("Reorganization Expenses").

4.CONDITIONS PRECEDENT

  Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

  4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Trust's board of trustees and Corporation's board of directors (each, a "board") and shall have been approved by Old Fund's shareholders in accordance with applicable law;

  4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

  4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

    4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

    4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

    4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

    4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

    4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

    4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

    4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

  4.4. Prior to the Closing, Corporation's directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Trust in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

  4.5. Corporation (on behalf of and with respect to New Fund) shall have entered into a management contract and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by Corporation's directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Trust as the sole shareholder of New Fund.

  At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.BROKERAGE FEES AND EXPENSES

  5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

  5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6.ENTIRE AGREEMENT; NO SURVIVAL

  Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.TERMINATION

  This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

  7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

  7.2. By the parties' mutual agreement.

  In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors or officers of either Investment Company, to the other Fund.

8.AMENDMENT

  This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9.MISCELLANEOUS

  9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

  9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  9.4. The execution and delivery of this Agreement have been authorized by Trust's trustees, and this Agreement has been executed and delivered by Trust's authorized officers acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of Trust personally, but shall bind only the assets and property of Old Fund, as provided in Trust's Declaration of Trust.

  IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                        INVESCO TREASURER'S SERIES TRUST,

                                         on behalf of its series,

                                          INVESCO Treasurer's Money Market
                                           Reserve Fund and
                                          INVESCO Treasurer's Tax-Exempt Fund


                                        By: ___________________________________

                                                      President

ATTEST:


____________________________________
             Secretary

                                        INVESCO TREASURER'S SERIES FUNDS,
                                         INC.,
                                         on behalf of its series,

                                          INVESCO Treasurer's Money Market
                                           Reserve Fund and
                                          INVESCO Treasurer's Tax-Exempt Fund


                                        By: ___________________________________

                                                      President

ATTEST:

____________________________________
             Secretary

                                  APPENDIX C

                        DIFFERENCES IN LEGAL STRUCTURES

  Unless otherwise defined in this Appendix, capitalized terms have the meanings set forth in the attached Proxy Statement.

                 DIFFERENCES BETWEEN THE LEGAL STRUCTURES OF A
            MARYLAND CORPORATION AND A MASSACHUSETTS BUSINESS TRUST

  Treasurer's Series Trust is organized as a Massachusetts business trust. If Proposal 1 is approved, it will be converted into a Maryland corporation, INVESCO Treasurer's Series Funds, Inc. This discussion provides a summary of the material differences between the legal structure of an investment company organized as a Maryland corporation and subject to the Maryland Statute and an investment company organized as a Massachusetts business trust under the Massachusetts Statute. The different legal structures are considered by contrasting the provisions of the Declaration of Trust and bylaws of Treasurer's Series Trust (the "Trust") with the corporate charter and By-laws of Treasurer's Series Funds, Inc., as well as the respective laws applicable to such entities.

  The following is not a complete list of differences. Shareholders should refer to the provisions of such charters and By-laws ("Governing Documents") of Treasurer's Series Funds, Inc., the Maryland Statute, the Declaration of Trust and By-laws of Treasurer's Series Trust and the Massachusetts Statute directly for a more thorough comparison.

GOVERNING DOCUMENTS.

  In order to form a Maryland corporation, one or more individuals over the age of 18 must sign and acknowledge articles of incorporation which contain statutorily required provisions and file them for record with the State Department of Assessments and Taxation of Maryland. The shareholders of a Maryland corporation are subject to the Maryland Statute and the Governing Documents of the corporation. The business and affairs of a Maryland corporation are managed under the direction of its Board of Directors.

  In order to be considered a Massachusetts business trust, an entity must file its trust document with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. The business and affairs of a Massachusetts business trust are governed by its trust instrument, called an Agreement and Declaration of Trust, as well as its bylaws. The Declaration of Trust of the Trust is referred to herein as the "Massachusetts Declaration."

SHAREHOLDER VOTING RIGHTS AND MEETINGS.

  Shareholders of both a Maryland corporation and a Massachusetts business trust are subject to the voting requirements contained in the 1940 Act for electing and removing trustees/directors, selecting auditors and approving investment advisory agreements and plans of distribution.

  The Governing Documents, consistent with the Maryland Statute, provide that the holder of each share of stock of a New Series is entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class. The Governing Documents of each New Series state that, on any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of series or class, shall be voted in the aggregate and not by series or class except when (1) otherwise expressly required by the Maryland Statute; (2) required by the 1940 Act; and (3) the matter does not affect any interest of the particular series or class, in which circumstance only shareholders of the affected series or class shall be entitled to vote thereon, unless otherwise expressly provided in the corporation's charter.

  There is no provision in the Massachusetts Statute addressing voting by beneficial owners. With respect to voting by series or class, the Massachusetts Declaration is similar to the Governing Documents for each corresponding New Series. Specifically, such Massachusetts Declaration provides that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and fractional shares shall be entitled to a proportionate fractional vote. Except with respect to matters as to which the trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with the other series or classes so entitled as a single class. The Massachusetts Declaration specifically provides that the shareholders of each series must act separately to act upon matters concerning advisory or management arrangements or investment policies or restrictions affecting such series.

MATTERS REQUIRING SHAREHOLDER APPROVAL.

  Under the Maryland Statute, subject to provision therefor in the charter, shareholder approval by a majority of all votes entitled to be cast on the matter is required to approve: (1) amendments of the charter except as described below; (2) a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all of the assets of the corporation; (3) a distribution in partial liquidation; or (4) a voluntary dissolution. Absent such provision, the Maryland Statute requires a supermajority vote for such actions.

  Under the Governing Documents of each New Series, the corporation may take action upon the concurrence of a majority of the aggregate number of votes entitled to be cast, even where any provision of Maryland law requires the vote of a greater proportion of votes entitled to be cast thereon.

  The Massachusetts Declaration provides the trustees with a great deal of latitude as to which matters are to be submitted to a vote of shareholders. Specifically, shareholders have the power to vote only: (i) for the removal of trustees by vote of 2/3 of the outstanding shares of the Trust; (ii) to fill a vacancy on the Board of trustees by affirmative vote of a majority of shares represented at a special meeting of the shareholders, provided that a quorum is present and to the extent that a vacancy is not filled by the trustees as otherwise permitted by the 1940 Act; (iii) for amendments to the Massachusetts Declaration by vote of not less than a majority of the shares of the Trust;
(iv) on termination of the Trust or any series by vote of not less than 2/3 of the shares of any such series of the Trust; (v) on any management or advisory contract to the extent provided by the 1940 Act; (vi) on certain other matters as may be required by applicable law, the By-laws, or by the Declaration; or
(vii) for the merger, consolidation, sale, lease or exchange of all or substantially all of the Trust Property by vote of not less than 2/3 of the shares of each Series. In addition, the Trustees may form an organization to take over all Trust Property in exchange for the securities of such organization with approval of the holders of a majority of the shares.

  Unlike the Maryland Statute, there is no specific provision under the Massachusetts Statute with respect to amendments of the Massachusetts Declaration. Under the Massachusetts Declaration, however, shareholders are entitled to vote on such amendments as described in the preceding paragraph.

  The Massachusetts Declaration may be amended without obtaining shareholder approval in order to (i) change the name of the Trust or any series thereof;
(ii) establish and designate any series of shares upon the execution by a majority of Trustees of an instrument setting forth such designation; and
(iii) abolish any series of shares at any time that there are no shares outstanding of such series by act of a majority of trustees. The trustees may also amend the Massachusetts Declaration without the vote or consent of shareholders at any time if the trustees deem it necessary to conform the Massachusetts Declaration to applicable laws or regulations. The Governing Documents include a provision for amendment of the By-laws of the corporation by the board of directors, except for any provision that is specified not to be subject to alteration or repeal by the board. Under the Maryland Statute, the board of directors of an open-end investment company may amend the charter of such company to change the name of the Fund or the name or other designation of any classes or series without approval of the shareholders. The Massachusetts Declaration does not require shareholder approval to change the name of a Massachusetts Trust or the name or other designation of any classes or series.

REMOVAL OF DIRECTORS/TRUSTEES.

  Unless the charter provides otherwise, the Maryland Statute requires the affirmative vote of a majority of all votes entitled to be cast for the election of directors, or to remove a director with or without cause. The Governing Documents specify that the shareholders may remove any director or directors by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, at any meeting of shareholders duly called and at which a quorum is present.

  The Massachusetts Statute is silent with respect to the removal of trustees from office. The Massachusetts Declaration provides for the removal of trustees for cause by action of 2/3 of the remaining trustees, or with or without cause, by vote of 2/3 of the outstanding shares of the Trust, at any special meeting of shareholders.

QUORUM REQUIREMENTS.

  The Maryland Statute provides that the presence in person or by proxy of the holders of record of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum, except as provided otherwise by the charter or the 1940 Act. The Governing Documents require the presence of 1/3 of the shares of stock of the corporation entitled to vote, in person or by proxy, shall constitute a quorum, except that in instances where applicable law requires approval by one or more classes of stock, the presence of the holders of 1/3 of the shares of each such class shall constitute a quorum. The By-laws of each New Series require a greater proportion of shareholders to constitute a quorum if necessitated by applicable law or the charter. When a quorum is present, a majority of the shares entitled to vote, in person or by proxy, shall decide any matter, unless a different vote is required under applicable law or the Governing Documents. The By-laws of each New Series also provide that a plurality of all votes cast at a meeting where a quorum is present shall be sufficient for the election of a director.

  The Massachusetts Statute does not contain a provision which defines a quorum. However, the Massachusetts Declaration and By-laws require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each series in order to constitute a quorum, except as otherwise provided by applicable laws or otherwise provided in the Massachusetts Declaration or By-laws of the Trust.

SHAREHOLDERS' MEETINGS.

  Under the Maryland Statute, annual shareholders' meetings of a registered investment company are not required if the charter or bylaws of the company so provide; however, an annual meeting is required to be held when the 1940

Act requires the election of directors by shareholders. The Governing Documents of each New Series are consistent with the Maryland Statute. There is no provision in the Massachusetts Statute relating to annual shareholders' meetings, and neither the Massachusetts Declaration nor the By-laws of the Trust require an annual shareholders' meeting.

  With respect to special meetings of shareholders, the bylaws of each New Series, pursuant to the Maryland Statute, provide that a special meeting may be called by the president, or, in his absence, a vice president or a majority of the members of the board of directors or upon the written request of the holders of at least 10% of all shares issued and outstanding and entitled to vote at the meeting. There is no comparable provision in the Massachusetts Statute relating to special meetings of shareholders. The special meeting requirement under the Massachusetts Declaration is similar to that described above for each New Series, in that a special meeting of a series may be called by a majority of the trustees or upon written request of shareholders holding in the aggregate at least 10% of all outstanding shares of such Series.

ACTION WITHOUT A SHAREHOLDERS' MEETING.

  Under the Maryland Statute, any action required to be approved at a meeting of the shareholders may also be approved by the unanimous written consent of the shareholders entitled to vote at such meeting.

  There is no specific provision in the Massachusetts Statute relating to shareholder action absent a meeting. Under the Massachusetts Declaration, however, any action by shareholders that may be taken at a meeting also may be taken by written action if a majority of the shareholders of each series entitled to vote on the matter consent in writing and the consents are filed with the records of shareholders' meetings.

RECORD DATE.

  The Maryland Statute requires that the record date for determining which shareholders are entitled to notice of a meeting, to vote at a meeting, or to certain other rights, such as the record date for the payment of dividends, may be not more than 90 days and not less than 10 days before the date on which the meeting or other action requiring determination will be taken. The By-laws provide that for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the board of directors of the Corporation may provide that the share transfer books shall be closed for a stated period by not to exceed, in any case, twenty days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than ninety days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, the later of the close of business on the date on which notice of the meeting is mailed or the thirtieth day before the meeting shall be the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders. The record date for determining shareholders entitled to receive payment of a dividend or an allotment of any rights shall be the close of business on the day on which the resolution of the board of directors declaring such dividend or allotment of rights is adopted. But the payment or allotment may not be made more than 60 days after the date on which the resolution is adopted. When a determination of shareholders entitled to vote at any meeting of shareholders has been made, such determination shall apply to any adjournment thereof.

  There is no provision in the Massachusetts Statute regarding record dates for shareholders entitled to notice of a meeting or to vote at a meeting. The Massachusetts Declaration permits the trustees from time to time to close the transfer books for a period not to exceed 30 days or to fix a record date for making shareholder determinations, which shall not be more than 60 days from the date of the meeting or other action requiring determination.

NOTICE OF MEETINGS.

  The Maryland Statute requires that notice of each shareholders' meeting be given to each shareholder entitled to vote at the meeting no more than 90 days and not less than 10 days before a meeting. The By-laws of each New Series are consistent with this provision.

  There is no shareholder meeting notice provision in the Massachusetts Statute. Under the Massachusetts Declaration, notice of a shareholders' meeting must be given to shareholders at least 10 days and not more than 60 days before a meeting.

SHAREHOLDER RIGHTS TO INSPECTION.

  The Maryland Statute provides that during usual business hours a shareholder may inspect and copy the following corporate documents: By-laws; minutes of shareholders' meetings; annual statements of affairs; and voting trust agreements. Moreover, one or more persons who together are, and for at least six months have been, shareholders of record of at least five percent of the outstanding stock of any class are entitled to inspect and copy the corporation's books of account and stock ledger and to review a statement of affairs and a list of shareholders.

  There is no provision in the Massachusetts Statute relating to the inspection of trust records by the shareholders. The Massachusetts Declaration permits inspection by shareholders to the extent permitted to shareholders of a Massachusetts business corporation.

DIVIDENDS AND OTHER DISTRIBUTIONS.

  The Maryland Statute allows the payment of a dividend or other distribution unless, after giving effect to the dividend or other distribution, (1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation's total assets would be less than the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights upon dissolution are superior to those receiving the distribution.

  The Massachusetts Statute does not contain any statutory limitations on the payment of dividends and other distributions. The Massachusetts Declaration allows the trustees to declare and pay dividends within the board's discretion.

SHAREHOLDER/BENEFICIAL OWNER LIABILITY.

  As a general matter, the shareholders of a Maryland corporation are not liable for the obligations of the corporation. Under the Maryland Statute, a shareholder of a Maryland corporation may, however, be liable in the amount of any distribution he or she accepts knowing that the distribution was made in violation of the corporation's charter or the Maryland Statute.

  The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a business trust. The beneficial owners of a Massachusetts business trust potentially could be held personally liable for obligations of the trust. The Massachusetts Declaration provides, however, that no shareholder shall be subject to any personal liability to any person in connection with Trust Property or the acts, obligations or affairs of the Trust or any series thereof.

  Therefore, the terms of the Massachusetts Declaration prohibit third parties from holding a shareholder personally liable for any claim.

DIRECTOR/TRUSTEE LIABILITY.

  The standard of conduct for directors of a Maryland corporation is governed by the Maryland Statute. A director of a Maryland corporation is required to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. To the extent that a director performs his or her duties as required, he or she will be protected from liability by reason of having been a director. Under the Maryland Statute, if it is established that a director did not perform his or her duties as required by the Maryland Statute, the director who votes or assents to a distribution made in violation of the Maryland Statute or the charter may be personally liable to the corporation for the amount of the distribution that exceeds what could have been made pursuant to the Maryland Statute or the charter.

  The Governing Documents limit the liability of directors to the fullest extent permitted by Maryland corporate law and the 1940 Act for acts or omissions which occur while such individual serves as director.

  The Massachusetts Statute does not include an express provision limiting the liability of the trustees of a Massachusetts business trust. The trustees of a Massachusetts business trust can potentially be held liable for obligations of the trust. Under the Massachusetts Declaration, no trustee is subject to any personal liability to any person, except where such liability of the trustee is to the Trust, any shareholder, trustee, officer, employee or agent and such liability arises from the bad faith, willful misfeasance, gross negligence or reckless disregard of the trustee's duties.

INDEMNIFICATION.

  There is no provision in the Maryland Statute relating to indemnification of shareholders. The Governing Documents do not contain provisions relating to indemnification of shareholders. Generally shareholders of a Maryland corporation are not liable for the obligations of the corporation.

  The Maryland Statute permits indemnification of directors and officers. Under the Maryland Statute, this right may be limited by the charter or bylaws. The Governing Documents require indemnification of officers and directors to the fullest extent permitted by Maryland law and the 1940 Act.

  Under the Maryland Statute, indemnification is not permitted if it is established that: (i) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director received an improper personal benefit in money, property, or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Under the Maryland Statute, unless the charter provides otherwise, indemnification against reasonable expenses incurred by a director is required for a director who is successful, on the merits or otherwise, in the defense of a proceeding to which he is made a party by reason of his service in such capacity.

  The Massachusetts Statute does not contain a specific provision addressing the indemnification of shareholders. The Massachusetts Declaration does, however, provide that if a shareholder is held personally liable by reason of a claim or liability incurred by the Trust, the shareholder shall be held harmless from and indemnified against all claims and liabilities incurred by the Trust which the shareholder has become subject to and legal and other expenses reasonably incurred in connection with any such claim or liability. The shareholders are to be indemnified out of the assets of the particular series of shares of which the shareholder is or was a shareholder.

  The Massachusetts Statute does not contain a specific provision addressing the indemnification of trustees and officers. Under the Massachusetts Declaration, however, indemnification of trustees and officers is provided to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such trustee in connection with any claim, action, suit or proceeding. Consistent with the provisions of the 1940 Act, indemnification is specifically excluded under the Massachusetts Declaration by reason of a final adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustees' duties.

                                  APPENDIX D

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT is made this 1st day of June, 1999, in Denver, Colorado, by and between INVESCO FUNDS GROUP, INC. ("Adviser"), a Delaware corporation, and INVESCO TREASURER'S SERIES FUNDS, INC., a Maryland corporation (the "Company").

                                  WITNESSETH:

  WHEREAS, the Company is a corporation organized under the laws of the State of Maryland; and

  WHEREAS, the "Company" is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open-end management investment company and has one class of shares (the "Shares") which is divided into two or more series (the "Series"), each representing an interest in a separate portfolio of investments (such series initially being the INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund)(individually, the "Fund" and collectively, the "Funds"); and

  WHEREAS, the Company desires that the Adviser manages its investment operations and the Adviser desires to manage said operations;

  NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1. INVESTMENT MANAGEMENT SERVICES.

  The Adviser hereby agrees to manage the investment operations of the Company and its Funds, subject to the terms of this Agreement and to the supervision of the Company's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the
Company:


   (a)to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Company and the Funds of the Company;

   (b) to maintain a continuous investment program for the Company and each Fund of the Company, consistent with (i) the Company's and each Fund's in-vestment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of addi-tional information of the Company or any Fund of the Company, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Company and its Funds, unless otherwise directed by the Directors of the Company, and to execute transactions accordingly;

   (d) to provide to the Company and each Fund the benefit of all of the investment analyses and research, the reviews of current economic condi-tions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

   (e) to determine what portion of the Company and each Fund of the Com-pany should be invested in the various types of securities authorized for purchase by the Company;

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Company and/or Fund action and any other rights per-taining to the Company's portfolio securities shall be exercised; and

   (g)to calculate the net asset value of the Company and each Fund, as ap-plicable, as required by the 1940 Act, subject to such procedures as may be established from time to time by the Company's Directors, based upon the information provided to the Adviser by the Company or by the custodi-an, co-custodian or sub-custodian of the Company's or any Fund's assets (the "Custodian") as designated by the Directors from time to time.

  With respect to execution of transactions for the Company and for each Fund, the Adviser shall place, or arrange for the placement of, all orders for the purchase or sale of portfolio securities with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser will at all times attempt to obtain for the Company and for each Fund, as applicable, the most favorable execution and price; after fulfilling this primary consideration of obtaining the most favorable execution and price, the Adviser is hereby expressly authorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to the Adviser. Receipt by the Adviser of any such statistical or other information and services should not be deemed to give rise to any requirement for abatement of the advisory fee payable pursuant to paragraph 4 hereof. The Adviser may follow a policy of considering sales of shares of the Company as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

  At the Company's request, the Adviser will furnish to the Company, at the expense of the Adviser, such competent executive, administrative and clerical services as may be required in the judgment of the Directors of the Company. These services will include, among other things, the maintenance of the Company's and Funds', as applicable, accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission and Company shareholders. The Adviser will also furnish, at the Adviser's expense, such office space, equipment and facilities as may be reasonably requested by the Company from time to time.

  The Adviser shall for all purposes herein provided be deemed to be an independent contractor.

2. ALLOCATION OF COSTS AND EXPENSES

   (a)The Adviser hereby agrees that it shall pay on behalf of the Company and the Funds of the Company all of the expenses incurred by the Company and the Funds, as applicable, in connection with their operations except for such transfer agency, subaccounting, recordkeeping, and administrative services which are to be provided by the Adviser to the Company under sep-arate Transfer Agent and Administrative Services Agreements between the Fund and the Adviser which are or have been approved by the Company's Board of Directors, including all of the independent Directors. At the Company's request the Adviser shall also furnish to the Company, at the expense of the Adviser, such competent executive, statistical, administra-tive, internal accounting and clerical services as may be required in the judgement of the Directors of the Company. These services will include, among other things, the maintenance (but not preparation) of the Company's accounts and records, and the preparation (apart from legal and accounting costs) of all requisite corporate documents such as tax returns and re-ports to the Securities and Exchange Commission and Company shareholders. The Adviser also will furnish, at the Adviser's expense, such office space, equipment and facilities as may be reasonably requested by the Company from time to time. Without limiting the generality of the foregoing, such costs and expenses payable by the Adviser include the following, unless the Company's Board of Directors ap-proves any of the following costs and expenses being paid directly by the
 Funds:

        (1) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, independent pricing services and legal counsel for the Company or for any Fund;

        (2) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Company or any Fund to federal, state, county, city, or other governmental agents;

        (3) the fees and expenses involved in maintaining the registration and qualification of the Company and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements, including the preparation and printing of prospectuses and statements of additional information;

        (4) the compensation and expenses of its Directors;

        (5) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Company's shareholders, as well as all expenses of shareholders' meetings and Directors' meetings;

        (6) all costs, fees or other expenses arising in connection with the organization and filing of the Company's Articles of Incorporation including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any State and the approval of the Company's operations by any other Federal or State authority;

        (7) the expenses of repurchasing and redeeming shares of the Company;

        (8) insurance premiums;

        (9) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Company and any Fund; and

       (10) premiums for the fidelity bond maintained by the Company pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder.

  (b) Except to the extent required by law to be paid by the Adviser, the Company shall pay the following costs and expenses:

        (1) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Company or any Fund in connection with securities transactions to which the Company or any Fund is a party or in connection with securities owned by the Company or any Fund; and

        (2) the interest on indebtedness, if any, incurred by the Company or any Fund.

  3. USE OF AFFILIATED COMPANIES

  In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Company, make use of its affiliated companies and their employees, provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.


4. COMPENSATION OF THE ADVISER

  For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company shall pay to the Adviser an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Fund of the Company, as determined by valuations made in accordance with the Company's procedure for calculating each Fund's net asset value, as described in the Company's prospectus and/or statement of additional information. On an annual basis, the advisory fee applicable to each of the Funds shall be as follows:

(a) INVESCO Treasurer's Money Market Reserve Fund: 0.25% of the average net asset value of such Fund; and

(b) INVESCO Treasurer's Tax-Exempt Reserve Fund: 0.25% of the average net asset value of such Fund.

  During any period when the determination of the Funds' net asset value is suspended by the Directors of the Company, the net asset value of a share of the Funds as of the last business day prior to such suspension shall, for the purpose of this Paragraph 4, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Adviser with respect to any assets of the Company or any Fund thereof which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

  Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by the Company or such Fund in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

5. AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH LAWS

  In connection with purchases or sales of securities for the investment portfolio of the Company or of any of the Funds, except as permitted by section 7 of this agreement, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Company or applicable Fund or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended, and all rules and regulations duly promulgated under the foregoing.

6. DURATION AND TERMINATION

  This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of each applicable Fund of the Company, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term of two years from the date of execution and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of each applicable Fund of the Company or by a majority of the Directors of the Company, and (ii) by a majority of the Directors of the Company who are not interested persons of the Adviser or the Company by votes cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Directors of the Company on behalf of either of the Funds, or by the vote of a majority of the outstanding voting securities of the Company or of the applicable Fund (if only one Fund is terminating this Agreement), as the case may be, or by the Adviser. This Agreement shall immediately terminate if it is not approved by a vote of the majority of the outstanding voting securities of each applicable Fund of the Company at the first meeting of shareholders of the Funds. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities & Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 6, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

  The Adviser agrees to furnish to the Directors of the Company such information as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in paragraph 4 earned prior to such termination.

7. NON-EXCLUSIVE SERVICES

  The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Company or any Fund of the Company. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Company or any Fund in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company, any applicable Fund and the Adviser's other customers.

8. LIABILITY

  The Adviser shall have no liability to the Company or any Fund or to the Company's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to the Company or any applicable Funds not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

9. MISCELLANEOUS PROVISIONS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Adviser, and no material amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of any Fund as to which such amendment is applicable; provided, however, that this paragraph shall not prevent any immaterial amendment(s) to this Agreement, which amendment(s) may be made without shareholder approval, if such amendment(s) are made with the approval of (1) a majority of the Directors and
(2) a majority of the Directors of the Company who are not interested persons of the Adviser or the Company.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

  IN WITNESS WHEREOF, the Adviser and the Company each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, the day and year first above written.

                                         INVESCO FUNDS GROUP, INC.

                                         By:
                                            -----------------------------------
                                                      Ronald L. Grooms
                                                    Senior Vice President

ATTEST:

--------------------------------
          Glen A. Payne
            Secretary

                                          INVESCO TREASURER'S SERIES FUNDS,
                                          INC.

                                         By:
                                            -----------------------------------
                                                    Mark H. Williamson
                                                        President

ATTEST:

--------------------------------
          Glen A. Payne
            Secretary

[Name and Address]


                 INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                        INVESCO TREASURER'S SERIES TRUST


                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Trustees of INVESCO Treasurer's Series Trust (the "Trust") and relates to the proposals with respect to the Trust and to INVESCO Treasurer's Money Market Reserve Fund, a series of the Trust ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Trust, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Trust and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                 INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                        INVESCO TREASURER'S SERIES TRUST


Vote on Trustees                                      FOR       WITHHOLD      FOR ALL
                                                      ALL         ALL         EXCEPT
4.  Election of the Trust's Board of Trustees:                                                   To withhold authority to
    (1) Charles W. Brady; (2) Fred A. Deering; (3)                                               vote, mark "For All
    Mark H. Williamson; (4) Dr. Victor L. Andrews;                                               Except" and write the
    (5) Bob R. Baker; (6) Lawrence H. Budner; (7)                                                nominee's number on the
    Dr. Wendy Lee Gramm; (8) Kenneth T. King; (9)                                                line below.
    John W. McIntyre; and (10) Dr. Larry Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      [ ]           [ ]             [ ]
1.  To approve an Agreement and Plan of Conversion and Termination providing for the conversion of  the Fund from a series of INVESCO Treasurer's Series
    Trust, a Massachusetts business trust, into a separate series of INVESCO
    Treasurer's Series Funds, Inc., a Maryland corporation;

                                                      FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [ ]           [ ]             [ ]
2.  Approval of changes to the fundamental investment restrictions;

    To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
    THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                      FOR         AGAINST         ABSTAIN
                                                      [ ]           [ ]             [ ]
3.  To approve the proposed Investment Advisory Agreement with INVESCO Funds
    Group, Inc.;
                                                      FOR         AGAINST         ABSTAIN
                                                      [ ]           [ ]             [ ]
5.  Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

_______________________________________  ________________________
Signature                                Date

_______________________________________  ________________________
Signature (Joint Owners)                 Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

2.  _______________________________

[Name and Address]


                  INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND
                        INVESCO TREASURER'S SERIES TRUST


                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Trustees of INVESCO Treasurer's Series Trust (the "Trust") and relates to the proposals with respect to the Trust and to INVESCO Treasurer's Tax-Exempt Reserve Fund, a series of the Trust ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Trust, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Trust and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                  INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND
                        INVESCO TREASURER'S SERIES TRUST


Vote on Trustees                                      FOR       WITHHOLD       FOR ALL
                                                      ALL         ALL          EXCEPT
4.  Election of the Trust's Board of Trustees:        [ ]         [ ]           [ ]              To withhold authority to
    (1) Charles W. Brady; (2) Fred A. Deering; (3)                                               vote, mark "For All
    Mark H. Williamson; (4) Dr. Victor L. Andrews;                                               Except" and write the
    (5) Bob R. Baker; (6) Lawrence H. Budner; (7)                                                nominee's number on the
    Dr. Wendy Lee Gramm; (8) Kenneth T. King; (9)                                                line below.
    John W. McIntyre; and (10) Dr. Larry Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      [ ]           [ ]             [ ]
1.  To approve an Agreement and Plan of Conversion and Termination providing for the conversion of  the Fund from a series of INVESCO Treasurer's Series
    Trust, a Massachusetts business trust, into a separate series of INVESCO
    Treasurer's Series Funds, Inc., a Maryland corporation;
                                                      FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [ ]           [ ]             [ ]
2.  Approval of changes to the fundamental investment restrictions;


    To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
    THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.  If you choose to vote differently on individual restrictions, you must mail in your proxy card.  If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.
                                                      FOR         AGAINST         ABSTAIN
                                                      [ ]           [ ]             [ ]
3.  To approve the proposed Investment Advisory Agreement with INVESCO Funds
    Group, Inc.;
                                                      FOR         AGAINST         ABSTAIN
                                                      [ ]           [ ]             [ ]
5.  Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

____________________________________      ________________________
Signature                                 Date

____________________________________      ________________________
Signature (Joint Owners)                  Date

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To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

2.  ___________________________________